UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 19, 2007

                                    MFB Corp.
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                 (Exact Name of Registrant as Specified in Its Charter)

                                    Indiana
                  (State or Other Jurisdiction of Incorporation)

                                    0-23374
                           (Commission File Number)


                                   35-1907258

                       (IRS Employer Identification No.)

                      4100 Edison Lakes Parkway, Suite 300,
                      P.O. Box 528, Mishawaka, Indiana 46546
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                (Address of Principal Executive Offices) (Zip Code)

                                  (574) 277-4200
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                (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 2. Results of Operations and Financial Condition.

MFB Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on November 19, 2007 announcing the Registrant's Fourth Quarter Earnings. A copy of the press release is furnished herewith as
Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.


Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit No.               Description
                  99.1                  Press Release issued November 19,  2007.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  November 19, 2007                   MFB Corp.

                                           By:   /s/ Charles J. Viater
                                                    Charles J. Viater,
                                                     President and CEO

                                                          Exhibit 99.1